                                POWER OF ATTORNEY

         I, Lawrence A. Bossidy, Chairman and Chief Executive Officer and a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                      /s/ Lawrence A. Bossidy
                                                    ----------------------------
                                                          Lawrence A. Bossidy

Dated:   February 8, 2002

                                POWER OF ATTORNEY

         I, Hans W. Becherer, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                /s/ Hans W. Becherer
                                            ------------------------------------
                                                    Hans W. Becherer

Dated:   February 8, 2002

                                POWER OF ATTORNEY

         I, Gordon M. Bethune, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                 /s/ Gordon M. Bethune
                                              ----------------------------------
                                                     Gordon M. Bethune

Dated:   February 8, 2002

                                POWER OF ATTORNEY

         I, Marshall N. Carter, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/ Marshall N. Carter
                                              ----------------------------------
                                                     Marshall N. Carter

Dated:     February 8, 2002

                                POWER OF ATTORNEY

         I, Jaime Chico Pardo, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/  Jaime Chico Pardo
                                              ----------------------------------
                                                      Jaime Chico Pardo

Dated:     February 8, 2002

                                POWER OF ATTORNEY

         I, Ann M. Fudge, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/  Ann M. Fudge
                                              ----------------------------------
                                                      Ann M. Fudge

Dated:     February 8, 2002

                                POWER OF ATTORNEY

         I, James J. Howard, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/ James J. Howard
                                              ----------------------------------
                                                     James J. Howard

Dated:     February 8, 2002

                                POWER OF ATTORNEY

         I, Bruce Karatz, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/  Bruce Karatz
                                              ----------------------------------
                                                      Bruce Karatz

Dated:   February 8, 2002

                                POWER OF ATTORNEY

         I, Robert P. Luciano, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/  Robert P. Luciano
                                              ----------------------------------
                                                      Robert P. Luciano

Dated:     February 8, 2002

                                POWER OF ATTORNEY

         I, Russell E. Palmer, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/  Russell E. Palmer
                                              ----------------------------------
                                                      Russell E. Palmer

Dated:     February 8, 2002

                                POWER OF ATTORNEY

         I, Ivan G. Seidenberg, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/  Ivan G. Seidenberg
                                              ----------------------------------
                                                      Ivan G. Seidenberg

Dated:     February 8, 2002

                                POWER OF ATTORNEY

         I, John R. Stafford, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/  John R. Stafford
                                              ----------------------------------
                                                      John R. Stafford

Dated:     February 8, 2002

                                POWER OF ATTORNEY

         I, Michael W. Wright, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                 /s/  Michael W. Wright
                                              ----------------------------------
                                                      Michael W. Wright

Dated:     February 8, 2002

                                POWER OF ATTORNEY

         I, David M. Cote, President, Chief Executive Officer and a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

         (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2001,

         (ii) to sign any amendment to the Annual Report referred to in (i) above, and

         (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.






                                                     /s/ David M. Cote
                                              ----------------------------------
                                                         David M. Cote

Dated:     February 19, 2002